NATIONWIDE MUTUAL FUNDS
Nationwide Small Cap Index Fund

Supplement dated April 2, 2019
to the Summary Prospectus dated February 28, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective April 30, 2019, the table under the section entitled “Portfolio Managers” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Greg Savage, CFA	Managing Director	Since 2012
Alan Mason	Managing Director	Since 2014
Rachel Aguirre	Managing Director, Senior Portfolio Manager	Since 2016
Amy Whitelaw	Managing Director, Portfolio Manager	Since 2019
Jennifer Hsui, CFA	Managing Director, Portfolio Manager	Since 2019

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE